Statutory Prospectus Supplement dated June 11, 2012
The purpose of this mailing is to provide you with changes to the current Statutory Prospectus for Institutional Class shares of the Funds listed below:
Invesco Capital Development Fund
Invesco Charter Fund
Invesco Constellation Fund
Invesco Diversified Dividend Fund
Invesco Summit Fund
Effective June 11, 2012, all references to Invesco Capital Development Fund are hereby deleted.